Supplement to the
Fidelity® Advisor Japan Fund
Class A, Class T, Class B, and Class C
December 30, 2002
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 25.

Dale Nicholls is manager of Advisor Japan Fund, which he has managed since September 2003. Since joining Fidelity Investments in 1996, Mr. Nicholls has worked as a research analyst and manager.

AJAF-03-01 September 10, 2003
1.743385.109

Supplement to the
Fidelity® Advisor Japan Fund
Institutional Class
December 30, 2002
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 22.

Dale Nicholls is manager of Advisor Japan Fund, which he has managed since September 2003. Since joining Fidelity Investments in 1996, Mr. Nicholls has worked as a research analyst and manager.

AJAFI-03-01 September 10, 2003
1.743386.107